UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2020

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Florham Park, New Jersey 07932
(Address of principal executive offices, and zip code)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 Warrant to purchase common stock, expiring April 20, 2021	CLRB CLRBZ	NASDAQ Capital Market NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) Amendment and Restatement of 2015 Stock Incentive Plan

As described in Item 5.07 below, on June 24, 2020 at the 2020 Annual Meeting of Stockholders (the “Meeting”) of Cellectar Biosciences, Inc. (the “Company”), the Company’s stockholders approved an amendment and restatement to the Amended and Restated 2015 Stock Incentive Plan (the “Plan”) in order to increase the number of shares reserved for issuance under the plan by 700,000 shares.

A summary of the Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2020. That summary and the above description of the Plan do not purport to be complete and are qualified in their entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company convened the Meeting at 10:00 a.m., local time, on June 24, 2020. The Meeting was held at the Executive Conference Center on the first floor at 100 Campus Drive, Florham Park, New Jersey 07932, pursuant to notice duly given.

At the close of business on April 27, 2020, the record date for the determination of stockholders entitled to vote at the Meeting, there were 9,396,015 shares of the Company’s common stock, each share being entitled to vote, constituting all of the outstanding voting securities of the Company.

At the Meeting, the holders of 7,627,359 shares of the Company’s common stock were represented in person or by proxy constituting a quorum.

Three proposals were presented for stockholder approval at the Meeting:

Proposal No.1 – Election of Directors

Class III directors, Stefan D. Loren and Douglas J. Swirsky, were nominated and elected to serve three-year terms. The vote was as follows:

Nominee	For	Withheld	Broker Non-Votes
Stefan D. Loren	3,553,221	102,330	3,971,808
Douglas J. Swirsky	3,559,643	95,908	3,971,808

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Proposal No. 2 – Approval of an Increase in the 2015 Stock Incentive Plan Shares of 700,000

We requested approval of an increase in the number of shares of common stock available for issuance under the Amended and Restated 2015 Stock Incentive Plan by 700,000 shares. The stockholders approved the increase. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
2,671,328	584,098	400,125	3,971,808

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

We requested ratification of the appointment by the Audit Committee of our Board of Directors of Baker Tilly Virchow Krause, LLP to be our independent registered public accounting firm for fiscal 2020. The stockholders ratified the appointment. The vote was as follows:

For	Against	Abstain
7,279,615	291,309	56,435

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

10.1	Amended and Restated 2015 Stock Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2020	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Dov Elefant
Name: Dov Elefant
Title: Chief Financial Officer

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